UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2023

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

One Lacey Place, Southport, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders on June 1, 2023 (the “Annual Meeting”), the Company’s stockholders voted on the following six proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Withheld

John A. Cosentino, Jr.	10,926,828	373,922
Michael O. Fifer	11,076,398	224,352
Sandra S. Froman	7,372,384	3,928,366
Rebecca S. Halstead	10,104,932	1,195,818
Christopher J. Killoy	11,101,978	198,772
Terrence G. O’Connor	10,091,061	1,209,689
Amir P. Rosenthal	9,910,626	1,390,124
Ronald C. Whitaker	9,202,371	2,098,379
Phillip C. Widman	9,268,092	2,032,658

Non-Votes on each nominee: 3,466,519

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non-Votes
14,603,994	96,047	67,228	—

Proposal 3

Proposal 3 was a proposal to approve the Sturm, Ruger & Company, Inc. 2023 Stock Incentive Plan, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non-Votes
10,888,681	329,767	82,302	3,466,519

Proposal 4

Proposal 4 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers.

Votes For	Against	Abstain	Non-Votes
10,912,837	299,688	88,225	3,466,519

Proposal 5

Proposal 5 was a management proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. A majority of the votes were cast in favor of “1 year.”

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Non-Votes
11,002,155	60,074	197,173	41,348	3,466,519

Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal 6

Proposal 6 was a shareholder proposal seeking an assessment of Company advertising and marketing practices, as described in the proxy materials.

Votes For	Against	Abstain	Non-Votes
2,973,061	8,239,567	88,122	3,466,519

The text included with this Current Report on Form 8-K is available on our website located at Ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ Thomas A. Dineen
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: June 2, 2023

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